MYERS INDUSTRIES, INC. Second Quarter 2019 Earnings Presentation 21 54 91 142 184 230 56 67 73 Font Color Exhibit 99.2

Safe Harbor Statement & Non-GAAP Measures Statements in this presentation include “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statement that is not of historical fact may be deemed “forward-looking”. Words such as “expect”, “believe”, “project”, “plan”, “anticipate”, “intend”, “objective”, “outlook”, “target”, “goal”, “view” and similar expressions identify forward-looking statements. These statements are based on management's current views and assumptions of future events and financial performance and involve a number of risks and uncertainties, many outside of the Company's control that could cause actual results to materially differ from those expressed or implied. Risks and uncertainties include: raw material availability, increases in raw material costs, or other production costs; risks associated with our strategic growth initiatives or the failure to achieve the anticipated benefits of such initiatives; unanticipated downturn in business relationships with customers or their purchases; competitive pressures on sales and pricing; changes in the markets for the Company's business segments; changes in trends and demands in the markets in which the Company competes; operational problems at our manufacturing facilities, or unexpected failures at those facilities; future economic and financial conditions in the United States and around the world; inability of the Company to meet future capital requirements; claims, litigation and regulatory actions against the Company; changes in laws and regulations affecting the Company; and other risks as detailed in the Company's 10-K and other reports filed with the Securities and Exchange Commission. Such reports are available on the Securities and Exchange Commission's public reference facilities and its website at www.sec.gov and on the Company's Investor Relations section of its website at www.myersindustries.com. Myers Industries undertakes no obligation to publicly update or revise any forward-looking statements contained herein. These statements speak only as of the date made. The Company refers to certain non-GAAP financial measures throughout this presentation. Adjusted EPS, adjusted income per diluted share from continuing operations, adjusted operating income, adjusted gross profit, adjusted EBITDA and free cash flow are non-GAAP financial measures and are intended to serve as a supplement to results provided in accordance with accounting principles generally accepted in the United States. The Company believes that such information provides an additional measurement and consistent historical comparison of the Company’s performance. Reconciliations of the non-GAAP financial measures to the most directly comparable GAAP measures are available in the appendix of this presentation.

2019 Q2 Overview Challenges Achievements Distribution Segment transformation plan on track Sales increased year-over-year for third consecutive quarter Adjusted EBITDA increased 16% High-single-digit sales growth in Food & Beverage end market New business wins with food processing customers during Q2 Low-single-digit sales growth in Industrial end market Adjusted gross profit margin expanded to 35% as a result of: Favorable price-cost margin Adjusted operating income increased by 6%, despite a 4.5% decline in net sales Generated free cash flow of $9.4M Softer than anticipated demand in consumer end market Point of sale transactions declined at retailers Wet weather conditions impacted spring lawn and garden season Sales to RV customers continue to decline Consolidating manufacturing operations; closing Michigan plant and expanding operations at Indiana plant Estimated total costs of $1.1M to be incurred by the first half of 2020 Estimated annual savings of $1.5M beginning in 2020 Focus on market share with current customers Pursuing new customers in new markets Slowing demand from automotive customers Fewer new model launches and redesigns by large customers Results reflect continuing operations. See appendix for non-GAAP reconciliations.

Q2 Financial Summary Operating Highlights Net sales down 4.5%, compared to Q2 2018 Material Handling down $7.2M (-7.0%) Distribution up $0.9M (+2.4%) Adj. gross profit margin expanded to 35.0% from 34.3% Favorable price-cost margin offset lower volume and unfavorable sales mix Adj. op income up 6.0% to $14.2M, compared to $13.4M in Q2 2018 Higher gross margin and savings from Distribution Segment transformation plan Adj. EBITDA up 1.1% to $20.1M, compared to $19.9 million in Q2 2018 Adj. EPS of $0.27, flat compared to Q2 2018 GAAP EPS of $0.18 includes a $4M increase in reserves for estimated environmental liabilities related to New Idria Mercury Mine GAAP Financial Highlights Non-GAAP Financial Highlights Results reflect continuing operations. See appendix for non-GAAP reconciliations.

Q2 Segment Results Material Handling Financial Highlights Distribution Financial Highlights Results reflect continuing operations. See appendix for non-GAAP reconciliations. Material Handling Segment Highlights Net sales down 7.0% vs. Q2 2018 Consumer end market down double-digits due to softer than anticipated demand for fuel containers at big box retailers Food & Beverage end market up high-single-digits due to increased sales to food processing customers Vehicle end market down double-digits driven by continued RV market decline and lower sales to automotive customers Industrial end market up low-single-digits due to growth with new and current customers Favorable price-cost margin mostly offset lower sales volume and unfavorable sales mix Distribution Segment Highlights Net sales up 2.4% vs. Q2 2018 Adjusted EBITDA up 16.3% as a result of higher sales volume and savings from transformation initiatives Continue to execute transformation plan with goal to deliver $5 - $7M in annualized benefits in 2020 and 10% EBITDA margin by the end of 2020 Shifting go-to-market strategy to enhance sales effectiveness 80/20 implementation and contribution margin improvement Implementing logistics and overhead efficiency programs

Working Capital as a % of TTM Sales Balance Sheet and Cash Flow Cash Flow ($M) and Cash Flow as % of Sales Total Debt ($M) and Debt to Adj. EBITDA Operating Cash Flow Free Cash Flow (FCF) 4.3% 8.5% 5.9% 9.3% 1.2x Results reflect continuing operations. See appendix for non-GAAP reconciliations. Q2 Highlights Free cash flow generation of $9.4M, compared to $13.3M last year Decrease due primarily to increase in working capital Total debt-to-adjusted EBITDA ratio 1.2x Working capital up as a percentage of sales Accounts receivable higher due to timing of customer payments Accounts payable lower due to decline in volume with outsourced vendor partners

2018 2019 Operating Framework High-single digits Mid- teens High-single digits Low-single digits Low-to-mid- single digits Expecting decline from unusually high demand in prior year season as well as challenging growing conditions in the current season; anticipating increased sales to food processing customers Softer market demand in Q2 and Q3 anticipated to more than offset growth from new product launch Expect sales to RV customers to continue to decline for the remainder of 2019; anticipate decrease in sales to automotive customers in Q3 and Q4 as a result of fewer new model launches and redesigns by large customers Anticipate increased sales with large industrial distributors Sales expected to increase as a result of strategic initiatives Auto Aftermarket 26% Industrial 25% Sales anticipated to be down low-to-mid-single digits; adjusted operating income expected to grow Adjusted diluted EPS estimated to be $0.75 - $0.85 2019 Fiscal Year Outlook

2019 Guidance Net sales growth:~ Down low-to-mid-single digits D&A: ~ $25M Net interest expense:~ $5M Effective tax rate (normalized):~ 27% Diluted share count:~ 36M Diluted EPS:$0.62 - $0.72 Adjusted diluted EPS: $0.75 - $0.85 Capital expenditures: ~ $10M

Appendix

Reconciliation of Non-GAAP Measures MYERS INDUSTRIES, INC. RECONCILIATION OF NON-GAAP FINANCIAL MEASURES GROSS PROFIT, OPERATING INCOME AND EBITDA (UNAUDITED) (Dollars in thousands)

Reconciliation of Non-GAAP Measures MYERS INDUSTRIES, INC. RECONCILIATION OF NON-GAAP FINANCIAL MEASURES GROSS PROFIT, OPERATING INCOME AND EBITDA (UNAUDITED) (Dollars in thousands)

Reconciliation of Non-GAAP Measures MYERS INDUSTRIES, INC. RECONCILIATION OF NON-GAAP FINANCIAL MEASURES INCOME AND EARNINGS PER DILUTED SHARE (UNAUDITED) (Dollars in thousands, except per share data)

Reconciliation of Non-GAAP Measures MYERS INDUSTRIES, INC. RECONCILIATION OF FREE CASH FLOW TO GAAP NET CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES – CONTINUING OPERATIONS (UNAUDITED) (Dollars in thousands)

Reconciliation of Non-GAAP Measures MYERS INDUSTRIES, INC. RECONCILIATION OF NON-GAAP FINANCIAL MEASURES ADJUSTED EBITDA AND DEBT (UNAUDITED) (Dollars in thousands)

Reconciliation of Non-GAAP Measures MYERS INDUSTRIES, INC. RECONCILIATION OF NON-GAAP FINANCIAL MEASURES WORKING CAPITAL (UNAUDITED) (Dollars in thousands)